Morgan Stanley Dean Witter Diversified Income Trust    Two World Trade Center,
Letter to the Shareholders October 31, 1999            New York, New York 10048



DEAR SHAREHOLDER:

During the fiscal year ended October 31, 1999, the performance of the investment-grade global markets was disappointing. In contrast to the prior fiscal year, when U.S. Treasury bond yields reached their lowest levels in decades, the two-year Treasury note yield rose by 167 basis points. Prices in many European bond markets reached new highs during the first half of the fiscal year but eventually succumbed to accelerating economic growth. By the end of October, yields on two-year German government bonds had risen by more than 65 basis points for the year. Moreover, the continuing strength of the U.S. dollar relative to most other investment-grade currencies resulted in currency losses for most non-dollar-denominated investments.

The U.S. and other high-grade government markets had been prime beneficiaries of the flight to quality during the period through early October 1998. As normalcy returned to the global financial markets and economic growth reaccelerated, market participants sold their bonds, partly to seek higher returns from equities but also out of fear that faster economic growth would cause inflation to pick up. This anxiety was accentuated by rising prices for oil and industrial commodities as the year progressed. This environment turned out to be especially favorable for the U.S. dollar and the Japanese yen, at the expense of investments denominated in other currencies.

DOMESTIC BOND MARKET OVERVIEW

During the 12-month period ended October 31, 1999, the U.S. economy continued its path of strength and vigor, propelled by a rising stock market, low unemployment, consumer confidence and increased liquidity provided by the Federal Reserve Board. Prior to the start of the fiscal year, in the fall of 1998 the Fed reduced the federal-funds rate in three steps, from 5.5 percent to
4.75 percent, which diminished concerns about illiquidity arising from international banks' exposure to Asia and Russia. As 1999 began, interest rates started their steady climb while investors

Morgan Stanley Dean Witter Diversified Income Trust
Letter to the Shareholders October 31, 1999, continued

displayed renewed confidence and appeared less risk averse. Then, with renewed strength in the world economy and the threat of domestic inflation looming, the Federal Reserve raised the federal-funds rate twice in the summer, to 5.25 percent.

Interest rates on long-term Treasuries were highly volatile over the course of the past 12 months, with 30-year Treasuries ranging in yield between 4.96 percent and 6.38 percent. On October 31, 1999, the 30-year Treasury bond was yielding 6.16 percent, compared to 5.16 percent a year earlier.

HIGH-YIELD MARKET OVERVIEW

The period under review was a difficult one for the high-yield bond market, beginning with the fixed-income market's dramatic flight to quality during the second half of 1998. In response to concerns about the rapidly escalating foreign-market crisis and its potential effect on the U.S. economy, investors sought the relative safety of U.S. government securities over more economically sensitive investments such as equities and high-yield bonds. This movement resulted in a sharp correction in the high-yield bond market, where prices declined as much as 15 percent and yields rose from approximately 9 percent to the 12-percent range. The high-yield market also experienced its own flight to quality during late 1998, with the middle tier of the market (B-rated issues) significantly underperforming the upper level (BB-rated issues), as a result of investors' severe risk aversion.

As 1999 draws to a close, the high-yield market has yet to rebound from its woes of late last year. Fears then about the foreign-market crisis have now been replaced by concerns over potential inflation and ongoing credit-tightening actions by the Federal Reserve. While the high-yield market held up better than most other fixed-income markets during the first ten months of 1999, it clearly remains quite weak, because of the depressed bond market environment that exists today. As a result, yields on lower-rated corporate bonds are approaching their highest and most attractive levels in nearly a decade, providing a significant yield advantage over Treasuries.

PERFORMANCE

For the 12-month period ended October 31, 1999, Morgan Stanley Dean Witter Diversified Income Trust's Class B shares posted a total return of -2.14 percent, compared to 0.99 percent for the Lehman Brothers Government/Corporate Intermediate Bond Index and 3.54 percent for the Lipper Multi-Sector Income Funds Average. For the same period, the Fund's Class A, C and D shares had total returns of -1.61 percent, -2.25 percent and -1.42 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. (The total return figures shown assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) The accompanying chart compares the Fund's performance to that of the Lipper and Lehman indexes.

Morgan Stanley Dean Witter Diversified Income Trust
Letter to the Shareholders October 31, 1999, continued

The Fund's underperformance relative to its Lipper peer group was primarily reflective of the fact that most of the funds in this Lipper category include emerging-market investments, which rebounded sharply during the period under review. Emerging-market investments are not currently within the Fund's global short-term bond component's investment mandate.

PORTFOLIO

As of October 31, 1999, the Fund's portfolio was divided equally among high-quality shorter-term global securities, intermediate-term U.S. government and agency mortgage-backed securities and long-term, lower-rated, higher-yielding corporate bonds.

Global short-term securities component. Throughout the fiscal year, the Fund's global short-term securities component continued its strategy of seeking the best-performing markets within its upper investment-grade mandate while maintaining attractive income levels. Its limited-duration exposure proved helpful in a rising-interest-rate environment. As mandated in the prospectus, all the securities in this portion of the Fund had maturities of less than three years. As the fiscal year progressed, the component's average maturity was shortened to well below two years. While this component had moderately overweighted European currency exposure, it received some benefit from investing in the relatively better performing Norwegian and Danish bond and currency markets. Toward the end of the fiscal year, we built up investments in the Eurozone market to 27 percent of the component's net assets, with the expectation that this sector would enjoy improving performance in the months ahead. As of October 31, 1999, the other key non-U.S. allocations were Denmark (15 percent of the component's net assets), Norway (15 percent) and the United Kingdom (13 percent).

In the months ahead, we anticipate a more favorable environment for the markets within this Fund's investment mandate. We believe the factors that have been so adverse for non-U.S. currencies are likely to become more benign during the coming months. The European economies have been accelerating, whereas the U.S. economy seems to have peaked. More recently, the European stock and bond markets have been outperforming the U.S. markets. Thus, the magnetic attraction of the U.S. economy for global funds is likely to weaken at a time when the United States still needs to fund its outsized $300 billion current-account deficit.

U.S. government/mortgage component. During this fiscal year we increased the U.S. government/mortgage component's weightings in mortgage-backed and agency securities. Investors' preference for higher-yielding securities, as well as a continued lack of new issuance, caused mortgages to outperform other U.S. government securities during the period under review. This strategy has again proven successful thus far in 1999 as the Fund's increased weighting in the mortgage sector has mitigated a substantial amount of

Morgan Stanley Dean Witter Diversified Income Trust
Letter to the Shareholders October 31, 1999, continued

the volatility experienced by the fixed-income markets during this year. On October 31, 1999, the U.S. government/mortgage component was comprised of 75 percent mortgage-backed securities issued by the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), with 6.0 percent to 8.5 percent coupons, 7 percent in U.S. Treasuries and the balance in U.S. agency securities.

Long-term high-yield securities component. The high-yield, high-risk component maintained a position in the more defensive, higher-quality end of the high-yield market, which held up well in this period's volatile environment. Despite these defensive holdings, however, the component's more significant, long-term core position in the B-rated sector has been adversely affected by the past year's weak market environment. In terms of investment strategy we continue to concentrate on industry sectors that have historically proven to be more predictable, recession resistant or growth oriented, such as cable television, cellular, food and beverages, media, supermarkets and telecommunications. We believe that these industry groups are poised to perform well over the next year. We also expect to see continued consolidation and merger activity within these industries, which should result in improved credit quality for many of the industries' players. We continue to focus primarily on domestic companies, given the favorable outlook for sustained growth in the U.S. economy, and are avoiding the emerging high-yield international markets at this time because of the higher degree of uncertainty and volatility associated with many of these markets over the past few years.

LOOKING AHEAD

We believe the U.S. economy will continue to grow in the months ahead as low unemployment and increased productivity will likely continue to confound the tried-and-true economic models. If the domestic economy shows continued strength along with increasing inflationary pressures, the Federal Reserve may need to continue its path of tighter monetary policy. The Fund will continue to monitor market conditions and look for attractive investment opportunities as they become available.

We appreciate your ongoing support of Morgan Stanley Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Diversified Income Trust
Fund Performance October 31, 1999

GROWTH OF $10,000 - CLASS B ($ IN THOUSANDS)


                                      LEHMAN GOVT./CORP   LIPPER MULTI-SECTOR
                          TOTAL      INTERMEDIATE INDEX   INC. FUNDS AVERAGE
  April 9, 1992          $10,000        $10,000               $10,000
October 31, 1992         $10,373        $10,620               $10,388
October 31, 1993         $11,410        $11,676               $12,048
October 31, 1994         $11,332        $11,450               $11,700
October 31, 1995         $12,551        $12,886               $13,110
October 31, 1996         $13,742        $13,635               $14,751
October 31, 1997         $14,629        $14,656               $16,225
October 31, 1998         $14,955        $15,993               $16,156
October 31, 1999         $14,635 (3)    $16,150               $16,728

               --- FUND   ---LEHMAN (4)  ---LIPPER (5)

Past performance is not predictive of future returns. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.

                          Average Annual Total Returns
--------------------------------------------------------------------------------

               Class B Shares*
------------------------------------------------------
Period Ended 10/31/99
---------------------
1 year                     (2.14)%(1)   (6.67)%(2)
5 years                     5.25 %(1)    4.96 %(2)
From Inception (4/09/92)    5.17 %(1)    5.17 %(2)


               Class C Shares++
------------------------------------------------------
Period Ended 10/31/99
---------------------
1 year                     (2.25)%(1)   (3.16)%(2)
From Inception (7/28/97)    1.09 %(1)    1.09 %(2)


               Class A Shares+
------------------------------------------------------
Period ended 10/31/99
---------------------
1 year                     (1.61)%(1)    (5.79)%(2)
From Inception (7/28/97)    1.74 %(1)    (0.19)%(2)


               Class D Shares+++
------------------------------------------------------
Period Ended 10/31/99
---------------------
1 year                     (1.42)%(1)
From Inception (7/28/97)    1.96 %(1)

-------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)   Closing value assuming a complete redemption on October 31, 1999.

(4) The Lehman Brothers Government/Corporate Intermediate Bond Index tracks the performance of government and corporate bonds, including U.S. Government agency and U.S. Treasury securities and corporate and yankee bonds with maturities of 1 to 10 years. The performance of the index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(5) The Lipper Multi-Sector Income Funds Average tracks the performance of the funds which seek current income by allocating assets among several different fixed-income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade, as reported by Lipper, Inc..

* The maximum contingent deferred sales charge (CDSC) for Class B shares is 5.0%. The CDSC declines to 0% after six years.

+     The maximum front-end sales charge for Class A is 4.25%.

++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.

+++   Class D shares have no sales charge.

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999


   PRINCIPAL
   AMOUNT IN                                                COUPON        MATURITY
   THOUSANDS                                                 RATE            DATE           VALUE
----------------                                          -----------    ----------     ------------
              GOVERNMENT & CORPORATE BONDS (93.4%)
              FOREIGN (24.1%)
              AUSTRALIA (1.3%)
              Cable Television (0.0%)
$     12,468  Australis Holdings Property Ltd. (a)......    15.00++%       11/01/02     $    249,360
          90  Australis Media Ltd. (a) .................    15.75++        05/15/03              451
       4,700  Australis Media Ltd. (Units)+++(a) .......    15.75++        05/15/03           23,500
                                                                                        ------------
                                                                                             273,311
                                                                                        ------------
              Government Obligation (1.3%)
AUD   18,200  Queensland Treasury Corp. ................    8.00           08/14/01       11,968,851
                                                                                        ------------
              TOTAL AUSTRALIA .......................................................     12,242,162
                                                                                        ------------
              BERMUDA (0.2%)
              Other Telecommunications
$      1,800  Globenet Comm Group Ltd. -
                144A* ..................................    13.00          07/15/07        1,804,500
                                                                                        ------------
              CANADA (1.4%)
              Beverages - Non-Alcoholic (0.5%)
       5,500  Sparkling Spring Water ...................    11.50          11/15/07        4,400,000
                                                                                        ------------
              Cellular Telephone (0.2%)
       1,800  Clearnet Communications Inc. .............    14.75++        12/15/05        1,710,000
                                                                                        ------------
              Consumer Electronics/Appliances (0.1%)
      12,061  International Semi-Tech
                Microelectronics (a) ...................    11.50++        08/15/03          603,050
                                                                                        ------------
              Consumer/Business Services (0.2%)
       1,800  MDC Communication Corp. ..................    10.50          12/01/06        1,746,000
                                                                                        ------------
              Government & Agencies (0.2%)
GBP    1,141  Ontario (Province of) ....................    11.125         02/14/01        1,972,978
                                                                                        ------------
              Other Telecommunications (0.2%)
$      1,800  Worldwide Fiber Inc. - 144A* .............    12.00          08/01/09        1,800,000
                                                                                        ------------
              TOTAL CANADA ..........................................................     12,232,028
                                                                                        ------------
              DENMARK (4.9%)
              Government Obligation
DKK  290,000  Kingdom of Denmark (b) ...................    8.00           11/15/01       43,977,416
                                                                                        ------------
              GERMANY (4.3%)
              Government Obligations
EUR   18,250  Germany (Republic of) ....................    4.50           08/19/02       19,377,326
      18,300  Germany (Republic of) ....................    4.50           05/17/02       19,441,993
                                                                                        ------------
                                                                                          38,819,319
                                                                                        ------------
              NETHERLANDS (1.9%)
              Government Obligation (1.7%)
      13,500  Netherlands Government Bond ..............     8.50         03/15/01       15,091,326
                                                                                        ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


    PRINCIPAL
    AMOUNT IN                                                    COUPON    MATURITY
    THOUSANDS                                                     RATE       DATE         VALUE
-----------------                                              ---------- ----------   -----------
                 Other Telecommunications (0.2%)
$      1,800     Versatel Telecom ........................       13.25 %   05/15/08    $ 1,800,000
                                                                                       -----------
                 TOTAL NETHERLANDS ..................................................   16,891,326
                                                                                       -----------
                 NEW ZEALAND (1.5%)
                 Extra Governmental Institutions - Banking
NZD   27,000     International Bank for
                   Reconstruction & Development (b).......       7.25      04/09/01     13,821,464
                                                                                       -----------
                 NORWAY (4.8%)
                 Contract Drilling (0.3%)
$      4,600     Northern Offshore ASA ...................       10.00     05/15/05      2,806,000
                                                                                       -----------
                 Government Obligation (4.5%)
NOK  311,800     Norway Government Bond (b) ..............       7.00      05/31/01     40,503,802
                                                                                       -----------
                 TOTAL NORWAY .......................................................   43,309,802
                                                                                       -----------
                 UNITED KINGDOM (3.8%)
                 Cellular Telephone (0.2%)
$      3,500     Dolphin Telecom PLC - 144A* .............       14.00++   05/15/09      1,382,500
                                                                                       -----------
                 Government Obligation (2.4%)
GBP   13,200     U.K. Treasury Bond ......................       7.00      06/07/02     22,080,564
                                                                                       -----------
                 International Banks (1.0%)
       5,600     Abbey National Treasury Service (b)......       7.125     03/14/01      9,270,090
                                                                                       -----------
                 Other Telecommunications (0.2%)
$      1,800     Esprit Telecom Group PLC ................       10.875    06/15/08      1,818,000
                                                                                       -----------
                 TOTAL UNITED KINGDOM ...............................................   34,551,154
                                                                                       -----------
                 TOTAL FOREIGN (Identified Cost $242,445,538)........................  217,649,171
                                                                                       -----------
                 UNITED STATES (69.3%)
                 CORPORATE BONDS (30.0%)
                 Advertising (0.4%)
       3,200     Interep National Radio Sales ............       10.00     07/01/08      3,176,000
                                                                                       -----------
                 Aerospace (0.2%)
       2,700     Sabreliner Corp. - 144A* ................       11.00     06/15/08      1,849,500
                                                                                       -----------
                 Broadcast/Media (1.2%)
       5,000     Spanish Broadcasting System .............       12.50     06/15/02      5,700,000
       4,800     Tri-State Outdoor Media Group,
                   Inc. ..................................       11.00     05/15/08      4,704,000
                                                                                       -----------
                                                                                        10,404,000
                                                                                       -----------
                 Cable Television (0.8%)
       5,600     21st Century Telecom Group, Inc..........       12.25++   02/15/08      2,520,000
         575     James Cable Partners L.P. ...............       10.75     08/15/04        573,563
       3,000     Knology Holdings Inc. ...................       11.875++  10/15/07      1,680,000
       3,700     Optel, Inc. (a) .........................       13.00     02/15/05      1,221,000
       4,500     Optel, Inc. (Series B) (a) ..............       11.50     07/01/08      1,485,000
                                                                                       -----------
                                                                                         7,479,563
                                                                                       -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


   PRINCIPAL
   AMOUNT IN                                                      COUPON       MATURITY
   THOUSANDS                                                       RATE          DATE           VALUE
---------------                                                ------------   ----------    -------------
                Casino/Gambling (1.1%)
$     12,740    Aladdin Gaming Holdings/Capital
                  Corp. LLC .................................    13.50++%       03/01/10     $  4,968,600
       8,900    Fitzgeralds Gaming Corp.
                  (Series B) (c) ............................    12.25          12/15/04        4,895,000
                                                                                             ------------
                                                                                                9,863,600
                                                                                             ------------
                Cellular Telephone (1.3%)
       1,800    American Cellular Corp. .....................    10.50          05/15/08        1,935,000
       1,800    Dobson/Sygnet Communications ................    12.25          12/15/08        1,930,500
       7,300    McCaw International Ltd. ....................    13.00++        04/15/07        4,567,975
       3,000    Tritel PCS Inc. - 144A* .....................    12.75++        05/15/09        1,807,500
       2,200    Triton Communications LLC ...................    11.00++        05/01/08        1,518,000
                                                                                             ------------
                                                                                               11,758,975
                                                                                             ------------
                Construction/Agricultural
                  Equipment/Trucks (0.3%)
       2,800    J.B. Poindexter & Co., Inc. .................    12.50          05/15/04        2,632,000
                                                                                             ------------
                Consumer Electronics/Appliances (0.3%)
       2,700    Windmere-Durable Holdings, Inc. .............    10.00          07/31/08        2,565,000
                                                                                             ------------
                Consumer Specialties (0.5%)
       5,800    Samsonite Corp. .............................    10.75          06/15/08        4,814,000
                                                                                             ------------
                Consumer/Business Services (1.2%)
       1,200    Anacomp, Inc. (Series B) ....................    10.875         04/01/04        1,188,000
         600    Anacomp, Inc. (Series D) ....................    10.875         04/01/04          594,000
       6,750    Comforce Operating, Inc. ....................    12.00          12/01/07        4,725,000
       7,600    Entex Information Services, Inc. ............    12.50          08/01/06        4,180,000
                                                                                             ------------
                                                                                               10,687,000
                                                                                             ------------
                Containers/Packaging (1.0%)
       5,650    Envirodyne Industries, Inc. .................    10.25          12/01/01        4,237,500
       1,800    Impac Group Inc. (Series B) .................    10.125         03/15/08        1,620,000
       3,500    Packaging Resources, Inc. ...................    11.625         05/01/03        3,500,000
                                                                                             ------------
                                                                                                9,357,500
                                                                                             ------------
                Diversified Electronic Products (0.3%)
       2,700    High Voltage Engineering, Inc. ..............    10.50          08/15/04        2,484,000
                                                                                             ------------
                Diversified Financial Services (0.8%)
GBP    4,200    General Electric Capital Corp. (b) ..........    6.625          03/16/01        6,906,887
                                                                                             ------------
                Diversified Manufacturing (0.5%)
$      1,800    Eagle-Picher Industries, Inc. ...............    9.375          03/01/08        1,530,000
       2,588    Jordan Industries, Inc. (Series B) ..........    11.75++        04/01/09        1,682,200
       1,800    Jordan Industries, Inc. .....................    10.375         08/01/07        1,656,000
                                                                                             ------------
                                                                                                4,868,200
                                                                                             ------------
                Electronic Distributors (0.1%)
       5,600    CHS Electronics, Inc. .......................    9.875          04/15/05          448,000
                                                                                             ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


   PRINCIPAL
   AMOUNT IN                                                   COUPON        MATURITY
   THOUSANDS                                                    RATE           DATE           VALUE
----------------                                            -----------     ----------   -------------
                   Food Chains (0.8%)
$      2,250       Big V Supermarkets, Inc.
                     (Series B) ...........................    11.00%        02/15/04     $  2,266,875
       1,000       Eagle Food Centers, Inc. ...............     8.625        04/15/00          900,000
       5,000       Pueblo Xtra International, Inc.
                     (Series C) ...........................     9.50         08/01/03        3,750,000
                                                                                          ------------
                                                                                             6,916,875
                                                                                          ------------
                   Food Distributors (0.4%)
       2,700       Fleming Companies, Inc. (Series B)......    10.625        07/31/07        2,416,500
       1,800       Volume Services of America Inc. ........    11.25         03/01/09        1,773,000
                                                                                          ------------
                                                                                             4,189,500
                                                                                          ------------
                   Hotels/Resorts (0.8%)
       2,700       Epic Resorts LLC (Series B) ............    13.00         06/15/05        2,295,000
       6,231       Motels of America, Inc. (Series B)......    12.00         04/15/04        2,617,020
       3,904       Resort At Summerlin ....................    13.00         12/15/07        2,733,003
                                                                                          ------------
                                                                                             7,645,023
                                                                                          ------------
                   Industrial Specialties (0.6%)
       3,200       International Wire Group, Inc.
                     (Series B) ...........................    11.75         06/01/05        3,288,000
       2,250       Outsourcing Services Group, Inc.
                     (Series B) ...........................    10.875        03/01/06        1,980,000
                                                                                          ------------
                                                                                             5,268,000
                                                                                          ------------
                   Major Banks (0.2%)
GBP    1,000       Morgan Guaranty Trust Corp. ............     7.375        12/28/01        1,642,913
                                                                                          ------------
                   Media Conglomerates (1.1%)
$      9,800       Walt Disney Co. ........................    13.50         03/10/00       10,065,482
                                                                                          ------------
                   Medical Specialties (0.6%)
       5,100       Mediq Inc./PRN Life Support
                     Services Inc. .......................    11.00          06/01/08        1,683,000
       5,400       Universal Hospital Services, Inc. .....    10.25          03/01/08        3,780,000
                                                                                          ------------
                                                                                             5,463,000
                                                                                          ------------
                   Medical/Nursing Services (0.4%)
       5,250       Pediatric Services of America, Inc.
                     (Series A) ...........................    10.00         04/15/08        3,255,000
                                                                                          ------------
                   Military/Gov't/Technical (0.2%)
       1,800       Loral Space & Communications
                     Ltd. .................................     9.50         01/15/06        1,440,000
                                                                                          ------------
                   Office Equipment/Supplies (0.4%)
       4,230       Mosler, Inc. ...........................    11.00         04/15/03        3,341,700
                                                                                          ------------
                   Oil Refining/Marketing (0.1%)
       6,700       Transamerican Refining
                     Corp. (a) (c) ........................    16.00         06/30/03          938,000
                                                                                          ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


    PRINCIPAL
    AMOUNT IN                                                      COUPON      MATURITY
    THOUSANDS                                                       RATE         DATE           VALUE
-----------------                                             --------------- ----------   ---------------
                    Other Telecommunications (3.9%)
$       6,500       Birch Telecom Inc. ........................       14.00 %   06/15/08     $  6,435,000
        3,000       DTI Holdings Inc. (Series B) ..............       12.50++   03/01/08        1,080,000
        6,400       Facilicom International, Inc.
                      (Series B) ..............................       10.50     01/15/08        5,760,000
       16,300       Firstworld Communications, Inc. ...........       13.00++   04/15/08        8,313,000
       28,500       In-Flight Phone Corp.
                      (Series B) (a) (c) ......................       14.00     05/15/02        3,135,000
        2,700       Pac-West Telecommunications
                      Group, Inc. .............................       13.50     02/01/09        2,747,250
        3,500       Primus Telecommunications Group,
                      Inc. ....................................       11.75     08/01/04        3,430,000
        2,700       Primus Telecommunications Group,
                      Inc. ....................................       9.875     05/15/08        2,376,000
        1,800       Viatel, Inc. ..............................       11.25     04/15/08        1,710,000
                                                                                             ------------
                                                                                               34,986,250
                                                                                             ------------
                    Package Goods/Cosmetics (0.3%)
        2,500       J.B. Williams Holdings, Inc. ..............       12.00     03/01/04        2,500,000
                                                                                             ------------
                    Printing/Forms (0.3%)
        2,700       Premier Graphics Inc. .....................       11.50     12/01/05        2,457,000
                                                                                             ------------
                    Restaurants (2.3%)
       48,756       American Restaurant Group
                      Holdings, Inc. - 144A* (d) ..............       0.00      12/15/05       16,577,006
        5,200       FRD Acquisition Corp. (Series B) ..........       12.50     07/15/04        2,964,000
        1,800       Friendly Ice Cream Corp. ..................       10.50     12/01/07        1,530,000
                                                                                             ------------
                                                                                               21,071,006
                                                                                             ------------
                    Retail - Specialty (0.2%)
        1,800       Pantry, Inc. ..............................       10.25     10/15/07        1,728,000
                                                                                             ------------
                    Services to the Health Industry (0.2%)
        1,800       Unilab Corp. ..............................       11.00     04/01/06        2,007,000
                                                                                             ------------
                    Specialty Foods/Candy (0.7%)
       44,552       SFAC New Holdings Inc. (d) ................       13.00++   06/15/09        6,682,757
                                                                                             ------------
                    Telecommunications (2.8%)
        1,800       CapRock Communications Corp.
                      (Series B) ..............................       12.00     07/15/08        1,773,000
        3,600       Covad Communications Group,
                      Inc. ....................................       12.50     02/15/09        3,528,000
        5,400       e. Spire Communications, Inc. .............       13.75     07/15/07        4,644,000
        2,700       Focal Communications Corp.
                      (Series B) ..............................       12.125++  02/15/08        1,566,000
        1,800       GST Equipment Funding .....................       13.25     05/01/07        1,800,000
        1,800       Hyperion Telecommunication, Inc.
                      (Series B) ..............................       12.25     09/01/04        1,912,500
        1,800       Level 3 Communications, Inc. ..............       9.125     05/01/08        1,678,500
        1,800       NextLink Communications LLC ...............       12.50     04/15/06        1,917,000

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


   PRINCIPAL
   AMOUNT IN                                                    COUPON     MATURITY
   THOUSANDS                                                     RATE        DATE          VALUE
---------------                                              ----------- -----------    -----------
$        5,400    Rhythms Netconnections - 144A*.........       12.75 %    04/15/09     $ 4,833,000
         3,000    Talton Holdings, Inc. (Series B) ......       11.00      06/30/07       2,700,000
                                                                                        -----------
                                                                                         26,352,000
                                                                                        -----------
                  Telecommunications Equipment (0.1%)
        10,500    FWT, Inc. (a) (c) .....................       9.875      11/15/07         840,000
                                                                                        -----------
                  Wireless Communications (3.6%)
        11,300    Advanced Radio Telecom Corp. ..........       14.00      02/15/07       9,944,000
           900    Arch Escrow Corp. .....................       13.75      04/15/08         657,000
        21,800    CellNet Data Systems Inc. .............       14.00++    10/01/07       4,360,000
           750    Globalstar LP/Capital Corp. ...........       11.375     02/15/04         405,000
         1,000    Globalstar LP/Capital Corp. ...........       10.75      11/01/04         530,000
         1,850    Globalstar LP/Capital Corp. ...........       11.50      06/01/05       1,017,500
         3,500    Orbcomm Global LP/Capital Corp.               14.00      08/15/04       2,870,000
         4,600    Paging Network, Inc. ..................       10.125     08/01/07       1,426,000
         8,300    Paging Network, Inc. ..................       10.00      10/15/08       2,573,000
         5,850    USA Mobile Communications
                    Holdings, Inc. ......................       14.00      11/01/04       5,177,250
         3,250    Winstar Equipment Corp. ...............       12.50      03/15/04       3,347,500
                                                                                        -----------
                                                                                         32,307,250
                                                                                        -----------
                  TOTAL CORPORATE BONDS
                  (Identified Cost $359,780,295).....................................   270,390,981
                                                                                        -----------
                  MORTGAGE-BACKED SECURITIES (25.5%)
                  Federal Home Loan Mortgage Corp. (0.3%)
         1,989     ......................................       7.00      04/01/04        1,986,937
           826     ......................................       8.00      10/01/24          843,333
                                                                                        -----------
                                                                                          2,830,270
                                                                                        -----------
                  Federal National Mortgage Assoc. (12.7%)
        37,828     ......................................       6.00       02/01/11-
                                                                           11/01/28      36,108,134
        35,767     ......................................       6.50       11/01/08-
                                                                           12/01/23      34,593,914
        23,008     ......................................       7.00       10/01/08-
                                                                           04/01/17      22,601,969
        10,199     ......................................       7.50       12/01/22      10,218,596
         3,771     ......................................       8.00       10/01/01-
                                                                           06/01/22       3,840,219
         6,598     ......................................       8.50       07/01/17       6,826,545
                                                                                        -----------
                                                                                        114,189,377
                                                                                        -----------
                  Government National Mortgage Assoc. (12.5%)
        22,953     ......................................       6.00       10/15/23      21,289,294
        39,182     ......................................       6.50       11/20/23-
                                                                           05/15/24      37,407,754
        25,511     ......................................       7.00       12/15/22-
                                                                           02/20/26      24,986,001

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


   PRINCIPAL
   AMOUNT IN                                               COUPON      MATURITY
   THOUSANDS                                                RATE         DATE            VALUE
---------------                                         ------------ ------------   --------------
$     23,837    .......................................     7.50 %     05/15/17-
                                                                       07/20/25     $23,881,679
       3,935    .......................................     8.00       08/15/22       4,019,754
       1,365    .......................................     8.50       08/15/22       1,418,819
                                                                                    -----------
                                                                                    113,003,301
                                                                                    -----------
                TOTAL MORTGAGE-BACKED SECURITIES
                (Identified Cost $234,666,947)...................................   230,022,948
                                                                                    -----------
                U.S. GOVERNMENT AGENCIES & OBLIGATIONS (13.8%)
                Federal Home Loan Banks (b) (1.5%)
       5,000    .......................................     0.00      07/02/12       1,831,400
       5,000    .......................................     6.37      09/25/07       4,892,600
       5,000    .......................................     6.385     10/23/07       4,896,550
       2,000    .......................................     5.45      01/12/09       1,816,940
                                                                                   -----------
                                                                                    13,437,490
                                                                                   -----------
      10,000    Federal Home Loan Mortgage
                  Corp. (1.0%) ........................     0.00      08/15/02       8,394,400
                                                                                   -----------
                Federal National Mortgage Assoc. (b) (2.1%)
NZD   28,230    .......................................     7.00      09/26/00      14,397,070
$      6,000    Principal Strips ......................     0.00      02/12/04-
                                                                      02/01/05       4,326,610
                                                                                   -----------
                                                                                    18,723,680
                                                                                   -----------
      13,475    Financing Corp. (1.0%) ................     0.00      03/07/05-
                                                                      04/06/06       9,175,901
                                                                                   -----------
       3,000    Freddie Mac (0.3%) ....................     5.75      04/15/08       2,813,850
                                                                                   -----------
      22,232    Resolution Funding Corp. (1.7%) .......     0.00      04/15/05-
                                                                      10/15/07      15,270,473
                                                                                   -----------
       2,320    Tennessee Valley Authority (0.2%)......     0.00      01/15/03       1,880,801
                                                                                   -----------
                U.S. Treasury Notes (b) (6.0%)
       7,500    .......................................     5.625     02/15/06-
                                                                      05/15/08       7,262,425
      13,000    .......................................     6.125     08/15/07      12,957,620
      32,000    .......................................     6.25      01/31/02      32,270,400
       2,000    .......................................     6.375     09/30/01       2,020,000
                                                                                   -----------
                                                                                    54,510,445
                                                                                   -----------
                TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                (Identified Cost $127,696,191)...................................   124,207,040
                                                                                    -----------
                TOTAL UNITED STATES (Identified Cost $722,143,433)...............   624,620,969
                                                                                    -----------
                TOTAL GOVERNMENT & CORPORATE BONDS
                (Identified Cost $964,588,971)...................................   842,270,140
                                                                                    -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued

NUMBE OF
 SHARES                                                                  VALUE
-----------                                                          -----------

            COMMON STOCKS (e) (0.2%)
            Casino/Gambling (0.0%)

   10,773   Fitzgerald Gaming Corp. (Class D)* ...................   $       11
                                                                     ----------
            Cellular Telephone (0.0%)
        1   Price Communications Corp. ...........................           22
                                                                     ----------
            Clothing/Shoe/Accessory Stores (0.0%)
1,310,596   County Seat Stores, Inc. (d) .........................       11,795
                                                                     ----------
            Hotels/Resorts (0.0%)
    2,000   Motels of America, Inc. - 144A* ......................          500

            Medical/Nursing Services (0.2%)                          ----------
  512,862   Raintree Healthcare Corp. (d) ........................    1,384,727
                                                                     ----------
            Restaurants (0.0%)
    6,000   American Restaurant Group Holdings, Inc. - 144A* .....        1,500
                                                                     ----------
            Specialty Foods/Candy (0.0%)
    2,423   SFAC New Holdings Inc. (d)* ..........................          606
  198,750   Specialty Foods Acquisition Corp. - 144A* ............       49,688
                                                                      ----------
                                                                         50,294
                                                                     ----------
            Textiles (0.0%)
  298,462   United States Leather, Inc. (d) ......................      373,077
                                                                      ----------
            TOTAL COMMON STOCKS
            (Identified Cost $18,740,864).........................    1,821,926
                                                                     ----------
            CONVERTIBLE PREFERRED STOCKS (0.2%)
            Oil & Gas Production (0.0%)
    1,273   XCL Ltd.+ - 144A* ....................................        2,547
    5,000   XCL Ltd.+++ (Units) + - 144A* ........................       10,000
                                                                     ----------
                                                                         12,547
                                                                     ----------
            Oil Refining/Marketing (0.0%)
   11,760   TCR Holding Corp. (Class B) (Non-Voting) .............          117
    6,468   TCR Holding Corp. (Class C) (Non-Voting) .............           65
   17,052   TCR Holding Corp. (Class D) (Non-Voting) .............          171
   35,280   TCR Holding Corp. (Class E) (Non-Voting) .............          353
                                                                     ----------
                                                                            706
                                                                     ----------
            Restaurants (0.2%)
    1,780   American Restaurant Group Holdings, Inc. (Non-Conv.)+     1,602,000
                                                                     ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
            (Identified Cost $2,785,241)..........................    1,615,253
                                                                     ----------

                           See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued


NUMBE OF                                                             EXPIRATION
WARRANTS                                                                DATE          VALUE
--------                                                              ---------   -----------
            WARRANTS (e) (0.2%)
            Aerospace (0.0%)
  1,000     Sabreliner Corp. - 144A* ................................ 04/15/03    $    10,000
                                                                                  -----------
            Broadcasting (0.0%)
  4,000     UIH Australia/Pacific Inc. .............................. 05/15/06        100,000
                                                                                  -----------
            Casino/Gambling (0.0%)
 68,000     Aladdin Gaming Enterprises, Inc. - 144A*................. 03/01/10            680
                                                                                  -----------
            Cellular Telephone (0.0%)
  5,300     McCaw International Ltd. - 144A* ........................ 04/15/07         13,250
                                                                                  -----------
            Hotels/Resorts (0.0%)
  2,700     Epic Resorts LLC/Capital - 144A* ........................ 06/15/05             27
  3,250     Resort At Summerlin - 144A* ............................. 12/15/07             32
                                                                                  -----------
                                                                                           59
                                                                                  -----------
            Oil Refining/Marketing (0.0%)
  6,700     Transamerican Refining Corp. - 144A*..................... 06/30/03              7
                                                                                  -----------
            Other Telecommunications (0.2%)
  6,500     Birch Telecom Inc. - 144A* .............................. 06/15/08        357,500
 15,000     DTI Holdings Inc. - 144A* ............................... 03/01/08            150
 16,300     Firstworld Communications, Inc. - 144A*.................. 04/15/08      1,141,000
  2,800     Versatel Telecom - 144A* (Netherlands)................... 05/15/08        406,000
                                                                                  -----------
                                                                                    1,904,650
                                                                                  -----------
            Restaurants (0.0%)
  1,500     American Restaurant Group Holdings, Inc.
              - 144A* ............................................... 08/15/08             15
                                                                                  -----------
            TOTAL WARRANTS
            (Identified Cost $31,714)..........................................     2,028,661
                                                                                  -----------

  PRINCIPAL
  AMOUNT IN                                              COUPON       MATURITY
  THOUSANDS                                               RATE          DATE
------------                                          ------------   ----------

            SHORT-TERM INVESTMENTS (4.3%)
            UNITED STATES
            TIME DEPOSITS (f) (3.7%)
EUR 25,811  Chase Manhattan Bank .................       2.45 %       11/03/99     27,219,884
NOK 26,605  Chase Manhattan Bank .................       5.25         11/03/99      3,399,272
CHF  5,075  Chase Manhattan Bank .................       1.00         11/03/99      3,335,409
                                                                                 ------------
            TOTAL TIME DEPOSITS
            (Identified Cost $34,492,340).................................         33,954,565
                                                                                 ------------
            REPURCHASE AGREEMENT (0.6%)
$    5,097  The Bank of New York (dated
              10/29/99; proceeds $5,099,029) (g)
              (Identified Cost $5,096,825)........       5.188        11/01/99      5,096,825
                                                                                 ------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $39,589,165).................................         39,051,390
                                                                                 ------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued

                                                             VALUE
                                                         ------------
     TOTAL INVESTMENTS
     (Identified Cost $1,025,735,955)(h).....   98.3%    $886,787,370

     CASH AND OTHER ASSETS IN EXCESS OF

     LIABILITIES ............................    1.7       15,090,282
                                               -----     ------------
     NET ASSETS .............................  100.0%    $901,877,652
                                               =====     ============

------------------

*       Resale is restricted to qualified institutional investors.
+++ Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
+       Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)     Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)     Non-income producing security; bond in default.
(d)     Acquired through exchange offer.
(e)     Non-income producing securities.
(f)     Subject to withdrawal restrictions until maturity.
(g) Collateralized by $4,360,413 U.S. Treasury Bond 8.125% due 08/15/19 valued at $5,198,762.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,114,719 and the aggregate gross unrealized depreciation is $146,063,304, resulting in net unrealized depreciation of $138,948,585.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Portfolio of Investments October 31, 1999, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1999:

      CONTRACTS         IN EXCHANGE     DELIVERY      UNREALIZED
     TO DELIVER             FOR           DATE       APPRECIATION
--------------------   -------------   ----------   -------------
GBP        4,574,700   $ 7,650,271     11/26/99        $129,037
AUD       19,122,000   $12,448,422     11/29/99         278,608
EUR       14,084,351   $14,929,412     11/29/99          43,755
NZD        9,891,134   $ 5,097,495     11/29/99          85,360
NZD       30,572,032   $15,770,888     11/29/99         279,123
                                                       --------
  Total unrealized appreciation ...............        $815,883
                                                       ========


Currency Abbreviations:
-----------------------
   AUD  Australian Dollar.
   GBP  British Pound.
   DKK  Danish Krone.
   EUR  Euro.
   NZD  New Zealand Dollar.
   NOK  Norwegian Krone.
   CHF  Swiss Franc.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

ASSETS:

Investments in securities, at value
  (identified cost $1,025,735,955)........................................    $  886,787,370
Unrealized appreciation on open forward foreign currency contracts .......           815,883
Cash (including $15,793 in foreign currency)..............................        19,405,341
Receivable for:
   Interest ..............................................................        18,604,011
   Shares of beneficial interest sold ....................................           692,513
   Investments sold ......................................................           550,000
Prepaid expenses and other assets ........................................            80,119
                                                                              --------------
   TOTAL ASSETS ..........................................................       926,935,237
                                                                              --------------
LIABILITIES :
Payable for:
   Investments purchased .................................................        23,232,402
   Shares of beneficial interest repurchased .............................           678,004
   Plan of distribution fee ..............................................           648,710
   Investment management fee .............................................           312,375
Accrued expenses and other payables ......................................           186,094
                                                                              --------------
   TOTAL LIABILITIES .....................................................        25,057,585
                                                                              --------------
   NET ASSETS ............................................................    $  901,877,652
                                                                              ==============
COMPOSITION OF NET ASSETS :
Paid-in-capital ..........................................................    $1,066,716,329
Net unrealized depreciation ..............................................      (138,213,933)
Dividends in excess of net investment income .............................        (2,194,141)
Accumulated net realized loss ............................................       (24,430,603)
                                                                              --------------
   NET ASSETS ............................................................    $  901,877,652
                                                                              ==============
CLASS A SHARES:
Net Assets ...............................................................       $21,828,073
Shares Outstanding (unlimited authorized, $.01 par value).................         2,676,009
   NET ASSET VALUE PER SHARE .............................................             $8.16
                                                                                       =====
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 4.44% of net asset value) .......................             $8.52
                                                                                       =====
CLASS B SHARES:
Net Assets ...............................................................      $859,553,262
Shares Outstanding (unlimited authorized, $.01 par value).................       105,352,476
   NET ASSET VALUE PER SHARE .............................................             $8.16
                                                                                       =====
CLASS C SHARES:
Net Assets ...............................................................       $19,450,430
Shares Outstanding (unlimited authorized, $.01 par value).................         2,387,310
   NET ASSET VALUE PER SHARE .............................................             $8.15
                                                                                       =====
CLASS D SHARES:
Net Assets ...............................................................        $1,045,887
Shares Outstanding (unlimited authorized, $.01 par value).................           128,252
   NET ASSET VALUE PER SHARE .............................................             $8.15
                                                                                       =====

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1999


NET INVESTMENT INCOME:

INTEREST INCOME ......................................................   $ 94,077,232
                                                                         ------------
EXPENSES
Plan of distribution fee (Class A shares) ............................         38,350
Plan of distribution fee (Class B shares) ............................      8,277,812
Plan of distribution fee (Class C shares) ............................        164,809
Investment management fee ............................................      4,056,513
Transfer agent fees and expenses .....................................        701,621
Custodian fees .......................................................        273,617
Registration fees ....................................................        115,501
Shareholder reports and notices ......................................        114,012
Professional fees ....................................................        113,437
Trustees' fees and expenses ..........................................         16,958
Other ................................................................         20,341
                                                                         ------------
   TOTAL EXPENSES ....................................................     13,892,971
                                                                         ------------
   NET INVESTMENT INCOME .............................................     80,184,261
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
   Investments .......................................................    (14,070,175)
   Foreign exchange transactions .....................................     (4,382,219)
                                                                         ------------
   NET LOSS ..........................................................    (18,452,394)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments .......................................................    (84,770,503)
   Translation of forward foreign currency contracts, other assets and
     liabilities denominated in foreign currencies ...................      1,394,160
                                                                         ------------
   NET DEPRECIATION ..................................................    (83,376,343)
                                                                         ------------
   NET LOSS ..........................................................   (101,828,737)
                                                                         ------------
NET DECREASE .........................................................   $(21,644,476)
                                                                         ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR         FOR THE YEAR
                                                                    ENDED               ENDED
                                                              OCTOBER 31, 1999     OCTOBER 31, 1998
                                                             ------------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ....................................   $  80,184,261         $   74,016,906
Net realized loss ........................................     (18,452,394)            (8,648,510)
Net change in unrealized depreciation ....................     (83,376,343)           (43,833,349)
                                                             --------------        --------------
   NET INCREASE (DECREASE) ...............................     (21,644,476)            21,535,047
                                                             --------------        --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Class A shares ........................................      (1,474,948)              (841,473)
   Class B shares ........................................     (64,975,880)           (68,434,466)
   Class C shares ........................................      (1,307,832)              (726,141)
   Class D shares ........................................         (67,347)               (29,053)

Paid-in-capital:
   Class A shares ........................................        (204,223)               (31,733)
   Class B shares ........................................      (8,996,654)            (2,580,756)
   Class C shares ........................................        (181,085)               (27,384)
   Class D shares ........................................          (9,325)                (1,096)
                                                             --------------        --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................     (77,217,294)           (72,672,102)
                                                             --------------        --------------
Net increase (decrease) from transactions in shares of
  beneficial interest ....................................     (54,811,256)           181,982,946
                                                             --------------        --------------
   NET INCREASE (DECREASE) ...............................    (153,673,026)           130,845,891

NET ASSETS:
Beginning of period ......................................   1,055,550,678            924,704,787
                                                             --------------        --------------
   END OF PERIOD
   (Including dividends in excess of net investment
   income of $2,194,141 and $1,230,297, respectively).....   $ 901,877,652         $1,055,550,678
                                                             ==============        ==============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares, are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $15,033,265 at October 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $9,748, $1,855,516 and $18,712 , respectively and received $59,153 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $687,350,486 and $791,809,606, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $160,588,132 and $226,307,765, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,065. At October 31, 1999, the Fund had an accrued pension liability of $39,248 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Fund had a net capital loss carryover of approximately $24,281,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                         AMOUNTS IN THOUSANDS
-----------------------------------------------------------------------
    2002         2003        2004        2005        2006        2007
-----------   ---------   ---------   ---------   ---------   ---------
  $3,024       $3,677      $2,482      $7,131      $3,233      $4,734
  ======       ======      ======      ======      ======      ======


As of October 31, 1999, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $13,322,098.

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                FOR THE YEAR                      FOR THE YEAR
                                                                   ENDED                             ENDED
                                                              OCTOBER 31, 1999                  OCTOBER 31, 1998
                                                      -------------------------------- ----------------------------------
                                                           SHARES          AMOUNT           SHARES            AMOUNT
                                                      --------------- ---------------- ---------------- -----------------
CLASS A SHARES
Sold ................................................     2,848,419    $   24,256,392       1,401,139    $   13,091,543
Reinvestment of dividends and distributions .........        65,553           563,411          27,410           253,604
Redeemed ............................................    (1,917,929)      (16,068,227)       (270,021)       (2,522,912)
                                                         ----------    --------------       ---------    --------------
Net increase - Class A ..............................       996,043         8,751,576       1,158,528        10,822,235
                                                         ----------    --------------       ---------    --------------
CLASS B SHARES
Sold ................................................    46,504,109       405,026,436      62,883,534       586,332,969
Reinvestment of dividends and distributions .........     3,786,566        32,666,180       3,352,666        31,127,964
Redeemed ............................................   (58,638,989)     (507,410,583)    (49,343,181)     (459,483,799)
                                                        -----------    --------------     -----------    --------------
Net increase (decrease) - Class B ...................    (8,348,314)      (69,717,967)     16,893,019       157,977,134
                                                        -----------    --------------     -----------    --------------
CLASS C SHARES
Sold ................................................     1,432,185        12,480,926       1,498,137        13,967,448
Reinvestment of dividends and distributions .........        94,887           815,013          46,283           427,613
Redeemed ............................................      (880,512)       (7,540,173)       (202,794)       (1,873,959)
                                                        -----------    --------------     -----------    --------------
Net increase - Class C ..............................       646,560         5,755,766       1,341,626        12,521,102
                                                        -----------    --------------     -----------    --------------
CLASS D SHARES
Sold ................................................        82,581           708,190          76,565           707,582
Reinvestment of dividends and distributions .........         5,374            46,101           1,631            15,003
Redeemed ............................................       (41,881)         (354,922)         (6,535)          (60,110)
                                                        -----------    --------------     -----------    --------------
Net increase - Class D ..............................        46,074           399,369          71,661           662,475
                                                        -----------    --------------     -----------    --------------
Net increase (decrease) in Fund .....................    (6,659,637)   $  (54,811,256)     19,464,834    $  181,982,946
                                                        ===========    ==============     ===========    ==============

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

Morgan Stanley Dean Witter Diversified Income Trust
Notes to Financial Statements October 31, 1999, continued

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1999, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

Morgan Stanley Dean Witter Diversified Income Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                       FOR THE PERIOD
                                                              FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                                  ENDED                ENDED              THROUGH
                                                            OCTOBER 31, 1999     OCTOBER 31, 1998     OCTOBER 31, 1997
                                                           ------------------   ------------------   -----------------
CLASS A SHARES +++

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................             $  9.01          $  9.46          $  9.40
                                                                     --------         --------         --------
Income (loss) from investment operations:

 Net investment income .................................                0.74             0.74             0.22
 Net realized and unrealized gain (loss) ...............               (0.87)           (0.46)            0.04
                                                                     --------         --------         --------
Total income (loss) from investment operations .........               (0.13)            0.28             0.26
                                                                     --------         --------         --------
Less dividends and distributions from:

 Net investment income .................................               (0.63)           (0.70)           (0.20)
 Paid-in-capital .......................................               (0.09)           (0.03)               -
                                                                     --------         --------          --------
Total dividends and distributions ......................               (0.72)           (0.73)           (0.20)
                                                                     --------         --------          --------
Net asset value, end of period .........................             $  8.16          $  9.01           $ 9.46
                                                                     ========         ========          ========
TOTAL RETURN+ .........................................                (1.61)%           2.86%            2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................                0.72 %(3)        0.77%(3)         0.85%(2)
Net investment income ..................................                8.56 %(3)        7.94%(3)         8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................             $21,828          $15,130           $4,933
Portfolio turnover rate ................................                  71 %            130%             104%

-------------
 *     The date shares were first issued.
+++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Highlights, continued


                                                                                FOR THE YEAR ENDED OCTOBER 31
                                                          --------------------------------------------------------------------------
                                                            1999+++           1998+++         1997*+++        1996          1995
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  9.01           $  9.46          $  9.78        $  9.62       $  9.37
                                                            -------           -------          -------        -------       -------
Income (loss) from investment operations:
 Net investment income .................................       0.68              0.68             0.74           0.78          0.77
 Net realized and unrealized gain (loss) ...............      (0.87)            (0.46)           (0.15)          0.10          0.20
                                                            -------           -------          -------        -------       -------
Total income (loss) from investment operations .........      (0.19)             0.22             0.59           0.88          0.97
                                                            -------           -------          -------        -------       -------
Less dividends and distributions from:
 Net investment income .................................      (0.58)            (0.65)           (0.91)         (0.72)        (0.72)
 Paid-in-capital .......................................      (0.08)            (0.02)               -              -             -
Total dividends and distributions ......................      (0.66)            (0.67)           (0.91)         (0.72)        (0.72)
                                                            -------           -------          -------        -------       -------
Net asset value, end of period .........................    $  8.16           $  9.01          $  9.46        $  9.78       $  9.62
                                                            =======           =======          =======        =======       =======
TOTAL RETURN+ ..........................................      (2.14)%            2.23%            6.46%          9.49%        10.76%

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................       1.38 %(1)         1.38%(1)         1.40%          1.42%         1.44%
Net investment income ..................................       7.90 %(1)         7.33%(1)         7.90%          8.38%         8.30%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $ 859,553        $1,024,021         $915,899       $745,581      $542,544
Portfolio turnover rate ................................         71 %             130%             104%            82%           87%



--------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Highlights, continued


                                                                                                       FOR THE PERIOD
                                                              FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                                  ENDED                ENDED              THROUGH
                                                            OCTOBER 31, 1999     OCTOBER 31, 1998     OCTOBER 31, 1997
                                                           ------------------   ------------------   -----------------
CLASS C SHARES+++

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................          $  9.00             $  9.45            $  9.40
                                                                  -------             -------            -------
Income (loss) from investment operations:
 Net investment income .................................             0.68                0.68               0.20
 Net realized and unrealized gain (loss) ...............            (0.87)              (0.46)              0.04
                                                                  -------             -------            -------
Total income (loss) from investment operations .........            (0.19)               0.22               0.24
                                                                  -------             -------            -------
Less dividends and distributions from:
 Net investment income .................................            (0.58)              (0.65)             (0.19)
 Paid-in-capital .......................................            (0.08)              (0.02)                 -
                                                                  -------             -------            -------
Total dividends and distributions ......................            (0.66)              (0.67)             (0.19)
                                                                  -------             -------            -------
Net asset value, end of period .........................          $  8.15             $  9.00            $  9.45
                                                                  =======             =======            =======
TOTAL RETURN+ ..........................................            (2.25)%              2.26%              2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................             1.38 %(3)           1.38%(3)           1.44%(2)
Net investment income ..................................             7.90 %(3)           7.33%(3)           8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................          $19,450             $15,659             $3,773
Portfolio turnover rate ................................               71 %               130%               104%

--------------
 *   The date shares were first issued.
+++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Financial Highlights, continued


                                                                                                       FOR THE PERIOD

                                                              FOR THE YEAR         FOR THE YEAR        JULY 28, 1997*
                                                                  ENDED                ENDED              THROUGH
                                                            OCTOBER 31, 1999     OCTOBER 31, 1998     OCTOBER 31, 1997
                                                           ------------------   ------------------   -----------------
CLASS D SHARES+++

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................         $  9.00             $  9.45              $  9.40
                                                                 -------             -------              -------
Income (loss) from investment operations:
 Net investment income .................................            0.76                0.76                 0.23
 Net realized and unrealized gain (loss) ...............           (0.88)              (0.46)                0.02
                                                                 -------             -------              -------
Total income (loss) from investment operations .........           (0.12)               0.30                 0.25
                                                                 -------             -------              -------
Less dividends and distributions from:
 Net investment income .................................           (0.64)              (0.72)               (0.20)
 Paid-in-capital .......................................           (0.09)              (0.03)                   -
                                                                 -------             -------              -------
Total dividends and distributions ......................           (0.73)              (0.75)               (0.20)
                                                                 -------             -------              -------
Net asset value, end of period .........................         $  8.15             $  9.00              $  9.45
                                                                 =======             =======              =======
TOTAL RETURN+ .........................................            (1.42)%              3.21%                2.69%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................            0.53 %(3)           0.53%(3)             0.59%(2)
Net investment income ..................................            8.75 %(3)           8.18%(3)             9.26%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................          $1,046                $740                  $99
Portfolio turnover rate ................................              71 %               130%                 104%

--------------
 *    The date shares were first issued.
+++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Diversified Income Trust
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 20, 1999

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
DIVERSIFIED
INCOME TRUST


ANNUAL REPORT
OCTOBER 31, 1999